EXHIBIT 10.18

                            BEAUTICONTROL COSMETICS, INC.

                         1996 NON-QUALIFIED STOCK OPTION PLAN



               1.   Purpose.   The purpose  of the Plan  is to  attract key

          persons  to  the Company  and  to  provide  such persons  with  a proprietary  interest  in  the Company  through  the  granting of options which will:

               (a) increase the interest of such persons in the Company's welfare;

               (b) furnish an incentive to such persons to continue their services for the Company; and

               (c) provide a means through which the Company may attract able persons to enter its employ or otherwise provide services to the Company.

               2.   Administration.   The Plan shall be administered by the

          Board of  Directors of the  Company (the "Board") or  a committee thereof.  The Board in its discretion may appoint  a Stock Option

          Committee  (the "Committee")  consisting  of  at  least  two  (2)

          members of the Board, for  the purpose of administering the Plan.

          Except as otherwise provided  by the Board in  written directions to the Committee, the Committee shall have all of the powers with respect to the  Plan.  Any member of the Committee may be removed at any time,  with or without cause, by  resolution of the Board.

          Any vacancy occurring  in the membership of the  Committee may be

          filled  by  appointment  by  the  Board.    Each  member  of  the

          Committee, at  the time of  his appointment to the  Committee and while he is a member thereof, must be a "disinterested person" as

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          defined in Rule  16b-3 promulgated under the  Securities Exchange

          Act of 1934 or any successor provision thereto, as applicable.

               The Committee shall select one of its members to act  as its

          Chairman, and  shall  make such  rules  and regulations  for  its operation as it  deems appropriate.  A majority  of the Committee shall constitute  a  quorum and  the  act of  a  majority of  the members  of the Committee present at a  meeting at which a quorum is present  shall be the  act of the  Committee.  Subject  to the terms  hereof, the Committee  shall determine and  designate from time to time the persons to whom options will be granted  and the number of  Shares subject to  such options,  interpret the  Plan,

          prescribe, amend, and rescind any rules and regulations necessary or appropriate for the administration  of the Plan, and make such other determinations  and take  such other  actions  as it  deems

          necessary  or  advisable.   In this  regard, the  Committee shall

          consider   and   give   appropriate    weight   to   input   from

          representatives  of  management  of  the  Company  regarding  the contributions  or  potential  contributions  to  the  Company  of

          potential   receipients  of  options   granted  hereunder.    Any

          interpretation, determination, or  other action made or  taken by the  Committee shall  be final,  binding, and  conclusive  on all interested parties.

               If a Stock  Option Committee is not appointed  by the Board,

          then all references herein to "Committee"  shall refer instead to any other committee  of the Board that administers  the Plan, or,

          if there is no such committee, to the Board.





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               3.   Participants.   The Committee shall, from time to time,

          select the particular persons to  whom options are to be granted,

          and who will, upon such grant, become participants in the Plan.

               4.   Shares  Subject to Plan.   The Committee  may not grant

          options under the  Plan, in the aggregate, for  more than 140,000 shares of Common  Stock of the Company (subject  to adjustment in

          accordance with Section 12).   Shares to be optioned and sold may

          be  made available  from either  authorized  but unissued  Common

          Stock  or Common  Stock  held  by the  Company  in its  treasury.

          Shares that by reason of the expiration of an option or otherwise are no longer  subject to purchase pursuant to  an option granted under the Plan may be re-offered under the Plan.

               5.   Allotment of Shares.  The Committee shall determine the

          number of shares  of Common Stock to be offered from time to time by grant of options to participants under the Plan.  The grant of an option to a participant shall not  be deemed either to entitle the  participant to,  or  to  disqualify  the  participant  from,

          participation in any other grant of options under the Plan.

               6.   Grant of Options.  All  options under the Plan shall be

          granted  by  the  Committee.    The grant  of  options  shall  be

          evidenced  by stock option  agreements containing such  items and provisions  as are approved  by the  Board, but  not inconsistent with the Plan.  The Company shall execute stock option agreements upon instructions from the Committee.

               7.   Option Price.   The Committee shall specify  the option

          price for each option granted under  the Plan.  The option  price may be equal to, greater than, or less than the fair market value per share of the Common Stock on the date the option is granted.

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               8.   Option  Period.   The  Option  Period  will  begin  and

          terminate on the respective dates specified by the Committee, but may not  terminate later than ten years  from the date the option

          is  granted.   The  Committee  may provide  for  the exercise  of

          options  in  installments  and upon  such  terms,  conditions and restrictions as it  may determine.  A stock  option agreement may provide  for termination  of the  Option  Period in  the case  of termination of employment  (in the case of employees)  or for any other reason.

               9.   Rights in Event of Death.   If a participant dies prior

          to  the  termination  of  his  right to  exercise  an  option  in accordance  with the  provisions of  his  stock option  agreement without  having totally exercised  the option, the  option may be exercised, to the extent of the shares with respect to  which the option could have  been exercised by the participant  on the date of the participant's death, by the participant's estate or by the person who acquired  the right to exercise the  option by bequest or inheritance or by reason of the death of the participant.  Any option  exercised  after  the  death of  a  participant  must  be exercised prior  to the date  of its expiration according  to its terms  or one  year from  the  date of  the participant's  death,

          whichever first occurs.

               10.  Payment.    Full  payment  for  shares  purchased  upon

          exercising an option  shall be made in  cash or by check,  by the optionee's  delivery to  the Company  of  shares of  Common Stock which have a  fair market value equal to the option price, or any combination  of  cash  and  shares  of  Common  Stock  having  an aggregate fair market value equal to the option price.  No shares

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          may be issued  until full payment of the  purchase price therefor has been made,  and a participant will have none of the rights of

          a stockholder  until shares  are issued to  him.   Nothing herein

          shall prohibit the Company, in its sole  discretion, from lending to the  participant, guaranteeing a  loan to the  participant, or otherwise  assisting the participant to obtain the cash necessary to exercise all or a portion of an option granted hereunder.

               11.  Exercise of Option.   An option granted  under the Plan

          may  be exercised during the  Option Period at  such times and in

          such  amounts  as   provided  in  the  applicable   stock  option

          agreement, and upon the terms  and conditions and subject to such restrictions as provided in such  agreement.  In no event  may an option be exercised or shares be  issued pursuant to an option if any necessary listing  of the shares  on a stock exchange  or any necessary registration under state or federal securities laws has not been accomplished.

               12.  Capital Adjustments.  The aggregate number of shares of

          Common Stock  which may  be purchased pursuant  to options  to be granted  under the  Plan, the  number of  shares of  Common Stock covered by  each outstanding option  granted under the  Plan, and

          the    option   price   for   outstanding   options,   shall   be

          proportionately  adjusted to  reflect any  stock  dividend, stock split, share  combination, exchange of  shares, recapitalization,

          merger, consolidation, reorganization, liquidation,  or the like,

          of or  by the Company.  Any  fractional shares resulting from any such  adjustment shall  be eliminated  for the  purposes of  such adjustment.



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               13.  Non-Assignability.   An option granted to a participant

          may not  be transferred  other than  by will  or by  the laws  of descent and  distribution, or  pursuant to  a qualified  domestic relations order  as  defined by  the  Internal Revenue  Code,  or

          Title I of  the Employee Retirement  Income Security Act,  or the

          rules thereunder.  Except as described  in the previous sentence,

          during a participant's lifetime, options granted to a participant may be exercised only by the participant.

               14.  Indemnification of Board  and Committee.  No  member of the Board  or the Committee, nor  any officer or employee  of the

          Company acting on behalf of the Board or the  Committee, shall be

          personally   liable   for    any   action,   determination,    or

          interpretation taken  or made in  good faith with respect  to the

          Plan, and all  members of the  Board and the  Committee and  each officer or employee of the  Company acting on their behalf shall,

          to  the  extent  permitted  by  law,  be  fully  indemnified  and

          protected  by  the  Company  in   respect  of  any  such  action,

          determination or interpretation.

               15.  Tax  Requirements.  The  option holder receiving shares

          of  Common Stock   issued  upon exercise of  any option  shall be

          required to  pay the Company  the amount  of any taxes  which the

          Company is  required  to withhold  with respect  to such  shares.

          Such payments  shall be required to be made prior to the delivery of any certificate representing such shares.  Such payment may be made  in cash,  by check, or  through the  delivery of  shares of

          Common Stock owned by the option holder (which may be effected by the  actual delivery  of shares  of  Common Stock  by the  option holder or by  the Company's withholding a number  of shares to be

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          issued upon the exercise of  the stock option), which shares have an aggregate fair market value equal to the  required withholding payment, or any combination thereof.

               16.  Interpretation.  The Committee shall interpret the Plan and shall prescribe such  rules in connection with the  operation

          of  the   Plan  as  it   determines  to  be  advisable   for  the

          administration of the Plan.   The Committee may rescind and amend

          its rules.

               17.  Amendment or Discontinuance.   The Plan may  be amended

          or  discontinued  by  the  Board  without  the  approval  of  the stockholders of the Company.

               18.  Effect of the Plan.   Neither the adoption of this Plan

          nor any  action of the Board or the  Committee shall be deemed to give any participant  any right to continue in  the employment of the Company (if  the participant is an employee) or to be granted an option to purchase Common Stock or  any other rights except as may be  evidenced by a  stock option agreement, or  any amendment thereto, duly authorized by the Committee and executed on  behalf of the Company and then only to the extent and upon the terms and conditions expressly set forth therein.

               19.  Term.  Unless sooner terminated by action of the Board,

          the Plan will terminate on February 12, 2006.   The Committee may

          not grant  options under  the Plan after  that date,  but options granted  before  that  date  will  continue to  be  effective  in accordance with their terms and conditions.

               20.  Definitions.  For the purpose  of this Plan, unless the context  requires otherwise, the  following terms shall  have the meanings indicated:

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               (a)  "Plan"  means  this  Incentive  Stock  Option  Plan  as amended from time to time.

               (b)  "Company"  means   BeautiControl  Cosmetics,   Inc.,  a
                    Delaware corporation.

               (c) "Board" means the Board of Directors of the Company and, to the extent applicable, such members thereof as are delegated powers under Section 2 of this Plan.

               (d) "Common Stock" means the common stock which the Company is currently authorized to issue or may in the future be authorized to issue.

               (e) "Option Period" means the period during which an option may be exercised.

               (f) "Internal Revenue Code" means the Internal Revenue Code of 1986, as amended.

               IN WITNESS WHEREOF,  the Company has caused  this instrument to be  executed as  of February  12, 1996, by  its President  and

          Secretary.


                                        By:  /s/ RICHARD W. HEATH
                                             Richard W. Heath, President

          Attest:

          /s/ M. DOUGLAS TUCKER
          M. Douglas Tucker, Secretary

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